                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



                           As of May 6, 1998
                      Commission File No. 1-8968



                    ANADARKO PETROLEUM CORPORATION

         17001 Northchase Drive, Houston, Texas    77060-2141
                            (281) 875-1101




      Incorporated in the               Employer Identification
       State of Delaware                     No. 76-0146568

Item 5.     Other Events

In this Current Report on Form 8-K, the Registrant is filing with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-48157).


Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit
Number             Description

4(a)    Certificate of Designation of
        Anadarko Petroleum Corporation
        200,000 Shares of 5.46% Cumulative
        Preferred Stock, Series B

4(b)    Anadarko Petroleum Corporation and
        ChaseMellon Shareholder Services,
        L.L.C., As Depositary, and Holders
        of Depositary Receipts Deposit
        Agreement, Dated as of May 7, 1998

                              SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer and principal financial officer.


                              ANADARKO PETROLEUM CORPORATION
                                       (Registrant)




 May 6, 1998                        [MICHAEL E. ROSE]
                          Michael E. Rose - Senior Vice President,
                          Finance and Chief Financial Officer